                                                                    Exhibit 10.2

                        ROCKY MOUNTAIN MUSIC MARKETING

                   IRREVOCABLE ASSIGNMENT FOR CONSIDERATION

This Assignment if effective the 20th day of February 1999, between Rocky Mountain Music Marketing (hereinafter "RM"), 325 Pinehurst Circle, Colorado Springs, CO 80908, and Media Vision Production Corporation (hereinafter "MVP"), Suite 701, 105 S. Narcissus Avenue, West Palm Beach, FL 33401.

                                   RECITALS

I.     WHEREAS, RM has a contract dated July 25, 1996, with Independence
       Public Media Philadelphia for the production, promotion and distribution of programming for Public Broadcast television stations nationwide (hereinafter the "Contract").

II. WHEREAS, this contract was amended on February 16, 1999, the parties hereby agree as follows:

III.   WHEREAS, Section 29, page 13, allows the Contract to be assigned;

IV. RM warrants and represents that the Contract is not, nor has ever been, subject to any liens, liabilities or litigation, and RM also warrants that this Contract has not been previously assigned;

V. WHEREAS, RM through its sole proprietor, Gary A. Goodell, requested and received significant stock and cash compensation from MVP as full payment for irrevocable assignment of this contract to MVP.

VI. WHEREAS, Gary A. Goodell became an officer and director of MVP based upon his desire to execute this agreement.

VII. RM hereby assigns all of its rights, title and interest in this contract to MVP. This agreement is irrevocable.


             2/23/99              Rocky Mountain Music Marketing (RM)
       -------------------
       Date                       By:        /s/ Gary Goodell
                                     --------------------------------------
                                     (Gary Goodell, Sole Proprietor)


             2/23/99              Media Vision Production Corporation (MVP)
       -------------------
       Date                       By:     /s/ John P. Scarlet
                                     --------------------------------------
                                     (John P. Scarlet, Chairman)